                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 11, 2006
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                       0-22760                  48-1099142
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

         846 N. Mart-Way Court, Olathe, Kansas                      66061
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.02   Results of Operations and Financial Condition.

     On December 11, 2006, Elecsys Corporation issued a press release announcing its financial results for the quarter ended October 31, 2006. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

          99.1     Press Release dated December 11, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 11, 2006          ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                          Todd A. Daniels
                                          Vice President and Chief Financial
                                          Officer

                                  EXHIBIT INDEX

Exhibit Number                                    Description
--------------                  ------------------------------------------------
     99.1                             Press release dated December 11, 2006